UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                 Investment Company Act file number:  811-2383

                       ALLIANCEBERNSTEIN BOND FUND, INC.
               (Exact name of registrant as specified in charter)

             1345 Avenue of the Americas, New York, New York 10105
              (Address of principal executive offices) (Zip code)

                                Mark R. Manley
                       Alliance Capital Management L.P.
                         1345 Avenue of the Americas
                           New York, New York 10105
                   (Name and address of agent for service)

      Registrant's telephone number, including area code:  (800) 221-5672

                 Date of fiscal year end:  October 31, 2005

                 Date of reporting period:   April 30, 2005

ITEM 1.       REPORTS TO STOCKHOLDERS.




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Bond Fund
Quality Bond Portfolio
Investment Grade
Fixed Income


April 30, 2005


SEMI-ANNUAL REPORT

-------------------------------------------------------------------------------
The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.
-------------------------------------------------------------------------------


Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

June 13, 2005


SEMI-ANNUAL REPORT

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Quality Bond Portfolio (the "Portfolio") for the semi-annual reporting period ended April 30, 2005.

INVESTMENT OBJECTIVE AND POLICIES

This open-end Portfolio seeks high current income consistent with preservation of capital by investing in investment-grade fixed income securities. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in bonds and other debt securities. The Portfolio invests in readily marketable securities that do not involve undue risk of capital.

Investment Results

The table on page 5 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which is a standard measure of the performance of a basket of unmanaged debt securities, for the six- and 12-month periods ended April 30, 2005.

The Fund underperformed its benchmark for both the six- and 12-month periods ended April 30, 2005. The primary detractor from the Fund's performance during the six-month period was its corporate overweight and security selection. In late March, a disappointing earnings announcement at General Motors, coupled with investor perceptions of heightened event risk, led to spread widening across lower-rated debt, especially autos. This more than erased the relative performance gains the corporate sector gained in the preceding months.

The Fund's yield curve structure was the largest positive contributor to performance. The Fund's barbelled duration structure and underweight in the two-to-five year area of the yield curve during a period of dramatic yield curve flattening added to relative performance. Additionally, the Fund's shorter-than-benchmark duration also contributed positively to performance.

During the semi-annual reporting period, the yield curve flattened by 138 basis points as yields on shorter maturity Treasuries rose and longer maturities remained stable, or actually declined. Specifically, two-year and five-year yields rose by 110 basis points and 61 basis points, respectively. Ten-year yields rose more modestly by 17 basis points while longer 30-year maturity Treasuries actually declined by 28 basis points. The significant flattening of the yield curve was spurred by prospects that the Federal Reserve (the "Fed") would continue raising interest rates at a measured pace.

Also contributing positively to relative performance was the Fund's holdings in inflation-protected U.S. Treasuries, as well as a position in hedged Japanese government bonds.

MARKET REVIEW AND INVESTMENT STRATEGY

During the semi-annual reporting period, the fixed income markets posted meager returns, resulting primarily from generally mixed economic data and changing investor perceptions throughout the period. The Fed continued to raise interest rates in increments of 25 basis points, taking the benchmark rate from 1.75% to 2.75%.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   1


Unlike the second half of 2004, when the market's mood had been uncharacteristically sanguine in the context of rising interest rates, market sentiment soured late in the first quarter of 2005 and bond prices fell, especially in the intermediate part of the curve. Markets were rattled primarily by two concerns: the fear that official rate hikes could become more aggressive and the fallout from General Motors' profit warning and potential ratings downgrade to below investment grade. In April, however, the fixed-income markets reversed course once again and posted strong returns for the month as the pace of U.S. economic growth appeared to slow. As anticipated, Moody's downgraded General Motors. April's stronger performance allowed all fixed-income sectors to end the semi-annual period in positive territory.

In absolute terms, the mortgage-backed sector was the best performer in the fixed-income markets, posting a return of 1.44%, according to Lehman Brothers. Mortgages benefited as convexity and volatility concerns remained relatively benign, reflecting perceptions that refinancing activity will be more muted in the context of higher interest rates. Convexity measures a bond's volatility. It's used in conjunction with modified duration to measure how a bond's price will change as interest rates change.

Treasury returns, which had mostly lagged the broader market until April's stronger showing, posted 0.96% for the semi-annual period. Agency securities underperformed the broader market at 0.61% as government-sponsored enterprise
(GSE) spreads were negatively impacted after regulators found that Fannie Mae would need to restate its earnings and cover a $9 billion capital shortfall due to accounting problems. The negative news, however, was offset somewhat as investors remained more focused on supportive technicals in the agency market such as limited supply and the belief that any legislative outcome will ultimately create better financial conditions for GSE's. Asset-backed securities (ABS) returned 0.43%, as the sector benefited from strong demand. Tight historical spreads and rich valuations muted ABS returns, however.

The corporate sector underperformed the index for the period, posting a return of only 0.49%. Throughout most of the period, corporates benefited from healthy economic growth, ample liquidity and strong credit fundamentals. As a result, credit spreads ground tighter with spreads in the Portfolio's benchmark reaching a low of 76 basis points in early March. Late in the reporting period, however, the corporate sector underperformed, dampened by a sell-off after General Motor's announced that it was slashing its full-year earnings forecast by more than 50%. Moody's subsequently downgraded General Motors to Baa3 and GMAC to Baa2 in early April. In addition to auto concerns, the corporate sector was further hurt by increased evidence that mergers and acquisitions, leveraged buyouts and corporate restructurings were on the rise.

During the reporting period, the Portfolio remained positioned for U.S. rates to rise. The Portfolio's average duration was maintained shorter than


_______________________________________________________________________________
2   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


its benchmark, with an underweight focused on the two-year area of the yield curve. The Portfolio was underweighted in government securities and generally maintained a moderate overweight in investment-grade corporates, mortgages, asset-backed securities and collateralized mortgage backed securities (CMBS); sectors in which the U.S. Investment Grade Core Fixed Income Investment Team (the "team") believed were likely to earn their yield advantage over Treasuries. The team added a position in TIPS (Treasury Inflation Protected Securities) to take advantage of favorable short-term carry. The Portfolio also continued to hold a modest position in hedged Japanese government bonds, as the team continued to anticipate weak economic activity in Japanese growth in 2005, and thus stable Japanese yields.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   3


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit AllianceBernstein Bond Fund Quality Bond Portfolio expenses on an annual basis to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and
0.68% of the average daily nest assets of Class A, Class, B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Portfolio's expenses would have been higher and its performance would have been lower than that shown.

BENCHMARK DISCLOSURE

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A WORD ABOUT RISK

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's (or Baa2 by Moody's Investor Services) or, if unrated, are of comparable quality. The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________
4   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE PORTFOLIO VS. ITS BENCHMARK                  -----------------------------
PERIODS ENDED APRIL 30, 2005                       6 Months        12 Months
AllianceBernstein Bond Fund Quality Bond Portfolio
  Class A                                            0.70%           4.17%
  Class B                                            0.36%           3.45%
  Class C                                            0.46%           3.55%
  Advisor Class                                      0.85%           4.49%
  Class R**                                          0.70%           3.97%
  Class K**                                          0.59%*
  Class I**                                          0.64%*
Lehman Brothers U.S. Aggregate Index                 0.98%           5.26%

*   Since Inception. The Class K and Class I share inception date is 3/1/05.




** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R shares is 11/3/03; the inception date for Class K and Class I shares is 3/1/05.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   5


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2005
------------------------------------------------------------------
                                    NAV Returns        SEC Returns
Class A Shares
1 Year                                 4.17%            -0.29%
5 Years                                6.33%             5.42%
Since Inception*                       5.89%             5.11%
SEC Yield**                            3.56%

Class B Shares
1 Year                                 3.45%             0.45%
5 Years                                5.58%             5.58%
Since Inception*                       5.15%             5.15%
SEC Yield**                            3.04%

Class C Shares
1 Year                                 3.55%             2.55%
5 Years                                5.61%             5.61%
Since Inception*                       5.14%             5.14%
SEC Yield**                            3.03%

Advisor Class Shares
1 Year                                 4.49%
Since Inception*                       6.26%
SEC Yield**                            4.02%

Class R Shares+
1 Year                                 3.97%
Since Inception*                       3.56%
SEC Yield**                            3.50%

Class K Shares+
Since Inception*                       0.59%
SEC Yield**                            3.76%

Class I Shares+
Since Inception*                       0.64%
SEC Yield**                            4.01%


* Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

** SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2005.

+   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R shares is 11/3/03; the inception date for Class K and Class I shares is 3/1/05.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


_______________________________________________________________________________
6   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2005)
------------------------------------------------------------------
                                                       SEC Returns
Class A Shares
1 Year                                                   -3.76%
5 Years                                                   5.11%
Since Inception*                                          4.99%

Class B Shares
1 Year                                                   -3.09%
5 Years                                                   5.30%
Since Inception*                                          5.03%

Class C Shares
1 Year                                                   -1.05%
5 Years                                                   5.31%
Since Inception*                                          5.02%


*   Inception dates: 7/1/99 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 4.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   7


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                Beginning                 Ending
              Account Value           Account Value           Expenses Paid
            November 1, 2004         April 30, 2005           During Period*
          --------------------   ----------------------   ---------------------
          Actual  Hypothetical   Actual  Hypothetical**   Actual   Hypothetical
-------------------------------------------------------------------------------
Class A   $1,000     $1,000    $1,006.98    $1,019.93     $ 4.88      $ 4.91
Class B   $1,000     $1,000    $1,003.56    $1,016.46     $ 8.35      $ 8.40
Class C   $1,000     $1,000    $1,004.55    $1,016.46     $ 8.35      $ 8.40
Advisor
  Class   $1,000     $1,000    $1,008.49    $1,021.42     $ 3.39      $ 3.41
Class R   $1,000     $1,000    $1,007.00    $1,018.94     $ 5.87      $ 5.91
Class K+  $1,000     $1,000    $1,005.85    $1,006.69     $ 1.53      $ 1.53
Class I+  $1,000     $1,000    $1,006.35    $1,007.10     $ 1.12      $ 1.12

* Expenses are equal to the classes' annualized expense ratios of 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

**  Assumes 5% return before expenses.

+   The account value and expenses for Class K and Class I shares are based on the period from March 1, 2005 (commencement of distribution) through April 30, 2005.


_______________________________________________________________________________
8   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


PORTFOLIO SUMMARY
April 30, 2005 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $578.4


                            [PIE CHART OMITTED]


SECURITY TYPE BREAKDOWN*
        40.2%   U.S. Government & Government Sponsored Agency Obligations
        16.4%   Corporate Debt Obligations
         5.6%   Commercial Mortgage Backed Securities
         4.2%   Asset Backed Securities
         2.7%   Sovereign Debt Obligations
         0.3%   Collateralized Mortgage Obligations

        30.6%   Short-Term


* All data are as of April 30, 2005. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   9


PORTFOLIO OF INVESTMENTS
April 30, 2005 (unaudited)


                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-53.8%
Federal National Mortgage Association-36.0%
  4.50%, TBA                                         $ 34,770     $  34,324,527
  5.00%, 2/01/34(a)                                     8,073         8,017,051
  5.00%, TBA                                           43,900        43,351,250
  5.50%, TBA                                           43,770        44,389,015
  6.00%, 2/01/17(a)                                     1,572         1,628,801
  6.00%, TBA                                           42,120        43,238,791
  6.50%, 1/01/28-12/01/34(a)                           18,996        19,780,965
  6.50%, TBA                                           13,025        13,541,936
                                                                  -------------
                                                                    208,272,336
                                                                  -------------
U.S. Treasury Notes-11.9%
  3.625%, 1/15/08(a)*                                  20,260        21,791,091
  3.75%, 3/31/07(a)*                                   36,185        36,251,436
  4.00%, 3/15/10-2/15/15(a)                            10,890        10,753,702
                                                                  -------------
                                                                     68,796,229
                                                                  -------------
U.S. Treasury Bonds-2.5%
  5.375%, 2/15/31(a)*                                  12,925        14,598,180
                                                                  -------------
Government National Mortgage
  Association-2.2%
  5.00%, TBA                                            8,920         8,900,483
  6.00%, TBA                                            3,845         3,963,957
                                                                  -------------
                                                                     12,864,440
                                                                  -------------
Federal Home Loan Mortgage Corp.-1.2%
  6.00%, TBA                                            6,510         6,680,887
                                                                  -------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $310,190,053)                                               311,212,072
                                                                  -------------
CORPORATE DEBT OBLIGATIONS-22.0%
Aerospace & Defense-0.1%
  Boeing Capital Corp.
  4.75%, 8/25/08(a)                                       365           370,337
                                                                  -------------
Automotive-0.9%
Ford Motor Co.
  7.45%, 7/16/31(a)                                       165           135,587
Ford Motor Credit Co.
  5.70%, 1/15/10(a)                                       150           135,571
  6.375%, 2/01/29(a)                                      275           204,452
  7.00%, 10/01/13(a)*                                     505           454,487
  7.375%, 2/01/11(a)                                    2,080         1,948,120


_______________________________________________________________________________
10   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO




                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

General Motors Acceptance Corp.
  6.75%, 12/01/14(a)                                  $   400     $     335,096
  6.875%, 9/15/11(a)                                    1,175         1,029,440
  7.75%, 1/19/10(a)                                     1,005           947,259
                                                                  -------------
                                                                      5,190,012
                                                                  -------------
Banking-2.9%
Barclays Bank Plc pfd. (United Kingdom)
  8.55%, 9/29/49(a)(b)                                  1,300         1,546,345
Capital One Bank
  6.50%, 6/13/13(a)                                     1,050         1,135,794
CBA Capital Trust I pfd.
  5.805%, 12/31/49(a)(b)                                  630           657,203
J.P. Morgan Chase & Co.
  6.75%, 2/01/11(a)                                     1,785         1,972,015
Mizuho Financial Group (Cayman Islands)
  8.375%, 12/29/49(a)                                   1,445         1,573,461
RBS Capital Trust I pfd.
  4.709%, 12/29/49(a)                                   2,825         2,723,910
RBS Capital Trust III pfd.
  5.512%, 9/29/49(a)                                    1,375         1,398,029
Suntrust Bank
  3.04%, 6/02/09(a)                                       800           800,496
The Chuo Mitsui Trust & Banking Co., Ltd. (Japan)
  5.506%, 12/29/49(a)(b)                                  855           817,328
The Huntington National Bank
  4.375%, 1/15/10(a)                                      700           695,050
UFJ Bank, Ltd.
  7.40%, 6/15/11(a)                                       270           304,395
UFJ Finance Aruba AEC (Aruba)
  6.75%, 7/15/13(a)                                     1,430         1,576,262
Wells Fargo & Co.
  4.20%, 1/15/10(a)                                     1,755         1,737,146
                                                                  -------------
                                                                     16,937,434
                                                                  -------------
Broadcasting/Media-0.9%
British Sky Broadcasting Group plc
  (United Kingdom)
  6.875%, 2/23/09(a)                                      330           355,341
News America, Inc.
  6.55%, 3/15/33(a)*                                    1,295         1,379,520
Time Warner Entertainment Co. LP
  8.375%, 3/15/23(a)                                    2,325         2,925,222
WPP Finance Corp. (United Kingdom)
  5.875%, 6/15/14(a)                                      570           592,575
                                                                  -------------
                                                                      5,252,658
                                                                  -------------
Building/Real Estate-0.1%
iStar Financial, Inc.
  5.15%, 3/01/12(a)                                       560           547,466


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   11




                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------

Cable-0.9%
AT&T Broadband Corp.
  9.455%, 11/15/22(a)                                 $   880     $   1,231,102
Comcast Cable Communication, Inc.
  6.875%, 6/15/09(a)                                    2,300         2,496,988
Comcast Corp.
  5.30%, 1/15/14(a)                                       930           943,971
Cox Communications, Inc.
  4.625%, 6/01/13(a)                                      585           556,723
                                                                  -------------
                                                                      5,228,784
                                                                  -------------
Communications-1.8%
British Telecommunications Plc (United Kingdom)
  8.125%, 12/15/10(a)                                   2,015         2,363,937
SBC Communications, Inc.
  5.10%, 9/15/14(a)                                     1,160         1,160,526
  5.875%, 2/01/12(a)                                    1,820         1,931,076
Sprint Capital Corp.
  8.375%, 3/15/12(a)                                    2,405         2,847,996
Telecom Italia Capital (Italy)
  4.00%, 1/15/10(a)(b)                                  2,210         2,134,867
                                                                  -------------
                                                                     10,438,402
                                                                  -------------
Communications - Mobile-0.9%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31(a)                                     1,925         2,625,227
Telus Corp. (Canada)
  7.50%, 6/01/07(a)                                     1,215         1,290,145
Verizon Global Funding Corp.
  7.375%, 9/01/12(a)                                      790           910,992
  7.75%, 12/01/30(a)                                      155           192,869
                                                                  -------------
                                                                      5,019,233
                                                                  -------------
Conglomerate/Miscellaneous-0.3%
Hutchison Whampoa International, Ltd
  (Cayman Islands)
  7.45%, 11/24/33(a)(b)*                                1,465         1,646,846
                                                                  -------------
Consumer Manufacturing-0.1%
Fortune Brands, Inc.
  2.875%, 12/01/06(a)                                     510           500,971
                                                                  -------------
Energy-0.9%
Amerada Hess Corp.
  6.65%, 8/15/11(a)                                     1,575         1,693,462
  7.875%, 10/01/29(a)                                     850         1,025,375
Conoco, Inc.
  6.95%, 4/15/29(a)                                       855         1,042,423
Valero Energy Corp.
  7.50%, 4/15/32(a)                                     1,375         1,623,890
                                                                  -------------
                                                                      5,385,150
                                                                  -------------


_______________________________________________________________________________
12   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO



                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------

Financial-5.2%
American General Finance Corp.
  4.625%, 5/15/09(a)                                  $ 1,835     $   1,840,595
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                                    1,130         1,107,591
CIT Group, Inc.
  3.04%, 5/18/07(a)                                       630           631,083
  7.75%, 4/02/12(a)                                     1,000         1,166,065
Citigroup, Inc.
  3.10%, 6/09/09(a)                                       570           570,684
  5.00%, 9/15/14(a)                                       879           884,803
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                                     1,135         1,086,939
Credit Suisse First Boston
  5.50%, 8/15/13(a)                                       780           814,139
General Electric Capital Corp.
  3.11%, 6/22/07(a)                                     4,660         4,664,311
  4.00%, 2/17/09(a)                                     2,845         2,802,792
  4.375%, 11/21/11(a)                                     815           810,201
  6.75%, 3/15/32(a)                                     3,540         4,224,586
Household Finance Corp.
  6.50%, 11/15/08(a)                                    1,840         1,960,654
  7.00%, 5/15/12(a)                                       595           671,210
MBNA Corp.
  4.625%, 9/15/08(a)                                      915           913,603
Royal & Sun Alliance Insurance Group plc
  (United Kingdom)
  8.95%, 10/15/29(a)                                      640           810,132
SLM Corp.
  5.05%, 11/14/14(a)                                    1,060         1,071,250
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                                       685           673,074
  5.125%, 1/15/15(a)                                      565           564,254
Washington Mutual Finance Corp.
  6.875%, 5/15/11(a)                                    2,280         2,547,884
                                                                  -------------
                                                                     29,815,850
                                                                  -------------
Food/Beverages-1.0%
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                                   2,300         2,258,587
  5.25%, 10/01/13(a)                                    1,275         1,305,392
Pepsi Bottling Group, Inc.
  7.00%, 3/01/29(a)                                     1,950         2,389,323
                                                                  -------------
                                                                      5,953,302
                                                                  -------------
Health Care-0.5%
Humana, Inc.
  6.30%, 8/01/18(a)                                       635           674,881
WellPoint, Inc.
  3.75%, 12/14/07(a)(b)                                   280           276,599
  4.25%, 12/15/09(a)(b)                                 1,900         1,874,099
                                                                  -------------
                                                                      2,825,579
                                                                  -------------


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   13




                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------

Industrial-0.4%
Tyco International Group SA
6.375%, 10/15/11(a)                                   $ 1,950     $   2,113,156
                                                                  -------------
Insurance-1.0%
Assurant, Inc.
  5.625%, 2/15/14(a)                                      660           683,751
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                    640           639,070
Mangrove Bay Pass-Through Trust pfd.
  6.102%, 7/15/33(a)(b)                                 2,090         2,116,898
MetLife, Inc.
  5.00%, 11/24/13(a)                                      740           746,570
Zurich Capital Trust I
  8.376%, 6/01/37(a)(b)                                 1,765         1,912,978
                                                                  -------------
                                                                      6,099,267
                                                                  -------------
Paper/Packaging-0.6%
International Paper Co.
  5.30%, 4/01/15(a)                                       900           890,398
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                                      775           814,649
  7.375%, 3/15/32(a)                                    1,630         1,772,793
                                                                  -------------
                                                                      3,477,840
                                                                  -------------
Petroleum Products-0.2%
Amerada Hess Corp.
  7.125%, 3/15/33(a)                                    1,060         1,192,242
                                                                  -------------
Public Utilities - Electric & Gas-2.1%
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                                     1,005         1,098,710
Consumers Energy Co.
  4.25%, 4/15/08(a)                                       445           442,436
Duke Capital LLC
  8.00%, 10/01/19(a)                                    1,195         1,458,448
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                      615           660,507
  7.375%, 11/15/31(a)                                   1,995         2,351,187
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)                                     620           653,093
Nisource Finance Corp.
  7.875%, 11/15/10(a)                                     590           681,269
Pacific Gas & Electric Co.
  6.05%, 3/01/34(a)                                     1,330         1,421,165
Public Service Company of Colorado
  7.875%, 10/01/12(a)                                     675           808,992
Southern California Edison Co.
  5.00%, 1/15/16(a)                                       190           189,939
TXU Australia Holdings Pty, Ltd. (Australia)
  6.15%, 11/15/13(a)(b)                                 1,085         1,176,021
Union Electric Co.
  5.10%, 10/01/19(a)                                      290           289,898


_______________________________________________________________________________
14   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO




                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------

Xcel Energy, Inc.
7.00%, 12/01/10(a)                                    $   650     $     722,679
                                                                  -------------
                                                                     11,954,344
                                                                  -------------
Public Utilities - Telephone-0.3%
Telecom Italia Capital (Italy)
6.375%, 11/15/33(a)                                     1,460         1,522,235
                                                                  -------------
Services-0.5%
Pershing Road Development Co. LLC
  3.31%, 9/01/26(a)(b)                                  1,545         1,545,000
Republic Services, Inc.
  6.09%, 3/15/35(a)(b)                                    460           479,076
Waste Management, Inc.
  6.875%, 5/15/09(a)                                      960         1,037,666
                                                                  -------------
                                                                      3,061,742
                                                                  -------------
Supermarket/Drug-0.3%
Albertsons, Inc.
  7.45%, 8/01/29(a)                                       850           932,278
Safeway, Inc.
  6.50%, 3/01/11(a)                                       815           866,040
                                                                  -------------
                                                                      1,798,318
                                                                  -------------
Technology-0.1%
IBM Corp.
  4.375%, 6/01/09(a)                                      285           285,841
Motorola, Inc.
  7.625%, 11/15/10(a)                                     330           375,166
                                                                  -------------
                                                                        661,007
                                                                  -------------
Total Corporate Debt Obligations
  (cost $124,924,824)                                               126,992,175
                                                                  -------------
COMMERCIAL MORTGAGE BACKED
SECURITIES-7.6%
Banc America Commercial Mortgage, Inc.
  Series 2004-1, Class A2
  4.037%, 11/10/39(a)                                   1,495         1,463,605
  Series 2004-4, Class A3
  4.128%, 7/10/42(a)                                    1,400         1,382,444
  Series 2004-6, Class A2
  4.16%, 12/10/42(a)                                    1,845         1,819,447
  Series 2004-1, Class A4
  4.76%, 11/10/39(a)                                    2,885         2,870,200
  Series 2005-1, Class A3
  4.877%, 11/10/42(a)                                   2,495         2,534,620
  Series 2004-3, Class A5
  5.31%, 6/10/39(a)                                     2,210         2,304,367
Bear Stearns Commercial Mortgage Securities, Inc.
  Series 2005-T18, Class A4
  4.933%, 2/13/42(a)                                    2,345         2,357,452


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   15




                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------

CS First Boston Mortgage Securities Corp.
  Series 2003-CK2, Class A2
  3.861%, 3/15/36(a)                                  $ 1,215     $   1,195,524
  Series 2004-C5, Class A2
  4.183%, 11/15/37(a)                                   1,560         1,538,831
  Series 2005-C1, Class A4
  5.014%, 2/15/38(a)                                    2,050         2,073,124
GE Capital Commercial Mortgage Corp.
  Series 2004-C3, Class A4
  5.189%, 7/10/39(a)                                    1,545         1,581,756
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1, Class A4
  4.111%, 7/05/35(a)                                    1,490         1,427,062
  Series 2005-GG3, Class A2
  4.305%, 8/10/42(a)                                    2,465         2,449,101
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  Series 2005-LDP1, Class A2
  4.625%, 3/15/46(a)                                    2,505         2,520,219
  Series 2005-LDP1, Class A4
  5.038%, 3/15/46(a)                                    2,495         2,526,587
LB-UBS Commercial Mortgage Trust
  Series 2004-C7, Class A2
  3.992%, 10/15/29(a)                                   1,325         1,299,957
  Series 2004-C8, Class A2
  4.201%, 12/15/29(a)                                   1,465         1,448,973
  Series 2005-C1, Class A4
  4.742%, 2/15/30(a)                                    1,635         1,623,457
Merrill Lynch Mortgage Trust
  Series 2004-KEY2, Class A2
  4.166%, 8/12/39(a)                                    1,165         1,147,455
  Series 2005-MKB2, Class A2
  4.806%, 9/12/42(a)                                    3,015         3,052,175
Morgan Stanley Capital I Inc.
  Series 2004-T13, Class A2
  3.94%, 9/13/45(a)                                     1,400         1,366,274
  Series 2005-HQ5, Class A4
  5.168%, 1/14/42(a)                                    3,630         3,717,011
                                                                  -------------
Total Commercial Mortgage Backed Securities
  (cost $43,546,356)                                                 43,699,641
                                                                  -------------
ASSET BACKED SECURITIES-5.6%
Aegis Asset Backed Securities Trust
  Series 2004-3, Class A2A
  3.22%, 9/25/34(a)                                     2,052         2,053,766
American Express Credit Account Master Trust
  Series 2005-1, Class A
  2.98%, 10/15/12(a)                                    1,755         1,753,631


_______________________________________________________________________________
16   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO





                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------

Bank One Issuance Trust
  Series 2004-A4, Class A4
  2.99%, 2/16/10(a)                                   $ 1,815     $   1,816,089
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1, Class 1A1
  3.17%, 4/25/22(a)                                     1,385         1,384,261
Capital Auto Receivables Asset Trust
  Series 2005-SN1A, Class A3A
  4.10%, 6/15/08(a)                                     2,190         2,190,985
Centex Home Equity Loan Trust
  Series 2003-C, Class AV
  3.32%, 9/25/33(a)                                       418           418,593
Citibank Credit Card Issuance Trust
  Series 2004-A8, Class A8
  4.90%, 12/12/16(a)                                    2,575         2,615,633
Discover Card Master Trust I
  Series 2004-1, Class A
  2.98%, 4/16/10(a)                                     2,105         2,101,064
Equity One ABS, Inc.
  Series 2004-3, Class AF1
  3.18%, 7/25/34(a)                                       586           586,359
MBNA Credit Card Master Note Trust
  Series 2001-A5, Class A5
  3.16%, 3/15/11(a)                                     5,435         5,465,436
Merrill Lynch Mortgage Investors, Inc.
  Series 2004-SL1, Class A
  3.28%, 4/25/35(a)                                       270           269,930
Morgan Stanley ABS Capital I
  Series 2005-WMC1, Class A2A
  3.12%, 1/25/35(a)                                     1,775         1,774,620
  Series 2004-HE4, Class A3
  3.22%, 5/25/34(a)                                     1,181         1,181,431
Residential Asset Mortgage Products, Inc.
  Series 2004-RS2, Class AI1
  3.15%, 1/25/24(a)                                       161           161,347
  Series 2004-RS6, Class AI1
  3.17%, 8/25/22(a)                                       365           364,725
  Series 2004-SP1, Class AI1
  3.20%, 6/25/13(a)                                       329           328,832
Residential Asset Securities Corp.
  Series 2004-KS7, Class AI1
  3.17%, 10/25/21(a)                                      556           556,036
  Series 2002-KS7, Class A2
  3.39%, 11/25/32(a)                                      679           681,080
Residential Funding Mortgage Securities, Inc.
  Series 2004-HS2, Class AI1
  3.17%, 12/25/18(a)                                      518           517,952
Sears Credit Account Master Trust
  Series 1996-5, Class A
  3.18%, 12/16/11(a)(b)                                 2,795         2,800,255


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   17




                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------

SLM Student Loan Trust
  Series 2003-C, Class A1
  3.11%, 9/15/16(a)                                   $ 1,881     $   1,882,664
Structured Asset Investment Loan Trust
  Series 2004-5, Class A2
  3.20%, 5/25/34(a)                                     1,347         1,347,570
                                                                  -------------
Total Asset Backed Securities
  (cost $32,226,165)                                                 32,252,259
                                                                  -------------
SOVEREIGN DEBT SECURITIES-3.6%
Japan (Government of)
  1.50%, 12/20/14(a)                                1,200,000        11,745,511
Russian Federation
  5.00%, 3/31/30(a)                                     2,995         3,179,192
United Mexican States
  4.625%, 10/08/08(a)                                   3,045         3,026,730
  7.50%, 1/14/12(a)                                     2,805         3,113,550
                                                                  -------------
Total Sovereign Debt Securities
  (cost $20,732,557)                                                 21,064,983
                                                                  -------------
COLLATERALIZED MORTGAGE
OBLIGATIONS-0.4%
Countrywide Home Loans
  Series 2003-49, Class A1
  1.64%, 12/19/33(a)                                      359           357,637
Deutsche Mortgage Securities, Inc.
  Series 2004-4, Class 1A1
  3.23%, 4/25/34(a)                                       186           186,491
Washington Mutual
  Series 2005-AR2, Class 2A22
  2.91%, 1/25/45(a)                                     1,928         1,925,968
                                                                  -------------
Total Collateralized Mortgage Obligations
  (cost $2,473,446)                                                   2,470,096
                                                                  -------------
SHORT-TERM INVESTMENTS-40.9%
U.S. Government & Government
  Sponsored Agency Obligations-31.6%
Federal Home Loan Bank
  Zero coupon, 5/12/05(a)*                             55,400        55,358,450
Federal Home Loan Mortgage Corp.
  Zero coupon, 6/13/05                                 62,690        62,483,018
Federal National Mortgage Association
  Zero coupon, 6/06/05(a)                              65,150        64,973,281
                                                                  -------------
                                                                    182,814,749
                                                                  -------------


_______________________________________________________________________________
18   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO




                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------

Time Deposit-9.3%
State Street Euro Dollar
  2.10%, 5/02/05                                     $ 54,015     $  54,015,000
                                                                  -------------
Total Short-Term Investments
  (cost $236,829,749)                                               236,829,749
                                                                  -------------
Total Investments Before Security Lending
  Collateral-133.93%
  (cost $770,923,150)                                               774,520,975
                                                                  -------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-23.4%
Short-Term Investments
Morgan Stanley
  3.07%-3.08%, 9/09/05-1/06/06                         67,000        67,000,000
Ranger Funding
  2.78%, 5/03/05                                       40,000        39,956,756
Steamboat Funding Corp.
  3.01%, 5/05/05                                       15,000        14,992,475
                                                                  -------------
                                                                    121,949,231
                                                                  -------------
                                                       Shares
                                                     ----------
UBS Private Money Market Fund, LLC,
  2.81%                                            13,437,353        13,437,353
                                                                  -------------
Total Investment of Cash Collateral For
  Securities Loaned
  (cost $135,386,584)                                               135,386,584
                                                                  -------------
Total Investments-157.3%
  (cost $906,309,734)                                               909,907,559
Other assets less liabilities-(57.3%)                              (331,557,158)
                                                                  -------------
Net Assets-100%                                                   $ 578,350,401
                                                                  ==============


CREDIT DEFAULT SWAP CONTRACTS (See Note D)


                          Notional
Swap Counterparty &        Amount     Interest   Termination     Unrealized
Referenced Obligation      (000)        Rate        Date        Depreciation
-------------------------------------------------------------------------------
Buy Contracts:
JP Morgan Chase
Dow Jones High Volume
4.00%, 6/20/10             14,000       0.90%      6/20/10       $ (268,371)


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   19


FORWARD EXCHANGE CURRENCY CONTRACTS (See Note D)


                                        U.S. $
                          Contract     Value on         U.S. $
                           Amount      Original        Current     Unrealized
                           (000)         Date           Value     Depreciation
-------------------------------------------------------------------------------
Sale Contracts:
Japanese Yen,
Settling 6/22/05         1,254,903    $11,793,537    $12,016,958    $ (223,421)


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Positions, or portion thereof, with an aggregate market value of $459,632,110 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the aggregate market value of these securities amounted to $19,622,585 or 3.4% of net assets.

  Glossary:

  TBA - (To Be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

  See notes to financial statements.


_______________________________________________________________________________
20   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
April 30, 2005 (unaudited)


ASSETS
Investments in securities, at value
  (cost $906,309,734--including investment of cash
  collateral for securities loaned of $135,386,584)       $  909,907,559(a)
Cash                                                              11,740
Receivable for investment securities sold                    104,193,881
Interest receivable                                            3,231,005
Receivable for capital stock sold                                745,751
                                                          --------------
Total assets                                               1,018,089,936
                                                          --------------
LIABILITIES
Swap contracts, at value (premiums received $25,489)             293,860
Payable for investment securities purchased                  301,804,032
Payable for collateral on securities loaned                  135,386,584
Payable for capital stock redeemed                               870,839
Dividends payable                                                746,257
Unrealized depreciation of forward exchange currency
  contracts                                                      223,421
Advisory fee payable                                             157,459
Distribution fee payable                                          77,005
Transfer Agent fee payable                                        31,099
Accrued expenses                                                 148,979
                                                          --------------
Total liabilities                                            439,739,535
                                                          --------------
Net Assets                                                $  578,350,401
                                                          ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                     $       55,990
Additional paid-in capital                                   581,491,965
Distributions in excess of net investment income              (2,532,666)
Accumulated net realized loss on investments
  and foreign currency transactions                           (3,770,881)
Net unrealized appreciation of investments
  and foreign currency denominated assets
  and liabilities                                              3,105,993
                                                          --------------
                                                          $  578,350,401
                                                          ==============


CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE


                                         Net Asset Value and:
                                         --------------------   Maximum
                              Shares     Offering  Redemption   Offering
Class       Net Assets     Outstanding     Price      Price      Price*
------------------------------------------------------------------------
A         $  58,579,245      5,669,347         --    $ 10.33    $ 10.79
B         $  54,662,034      5,294,568    $ 10.32         --         --
C         $  17,510,216      1,698,931    $ 10.31         --         --
Advisor   $ 447,565,828     43,323,456    $ 10.33    $ 10.33         --
R         $      12,984          1,257    $ 10.33    $ 10.33         --
K         $      10,097        976.762    $ 10.34    $ 10.34         --
I         $       9,997            967    $ 10.34    $ 10.34         --


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%

(a) Includes Securities on loan with a value of $131,688,238 (see Note E).

    See notes to financial statements.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   21


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2005 (unaudited)

INVESTMENT INCOME
Interest                                          $  9,137,993
Income from dollar rolls                             2,164,987     $ 11,302,980
                                                  ------------
EXPENSES
Advisory fee                                         1,187,026
Distribution fee--Class A                               86,515
Distribution fee--Class B                              303,562
Distribution fee--Class C                               91,657
Distribution fee--Class R                                   40
Distribution fee--Class K                                    4
Transfer agency                                        652,349
Custodian                                              106,593
Administrative                                          44,500
Registration fees                                       32,989
Audit                                                   29,076
Legal                                                   22,129
Printing                                                20,685
Directors' fees and expenses                            10,177
Miscellaneous                                           10,929
                                                  ------------
Total expenses                                       2,598,231
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (319,886)
Less: expense offset arrangement
  (see Note B)                                          (2,840)
                                                  ------------
Net expenses                                                          2,275,505
                                                                   ------------
Net investment income                                                 9,027,475
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                            (1,048,578)
  Swap contracts                                                       (272,855)
  Foreign currency transactions                                         332,939
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        (2,839,386)
  Swap contracts                                                       (268,371)
  Foreign currency denominated assets
    and liabilities                                                    (223,461)
                                                                   ------------
Net loss on investment transactions                                  (4,319,712)
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $  4,707,763
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________
22   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS


                                                   Six Months
                                                      Ended        Year Ended
                                                 April 30, 2005    October 31,
                                                   (unaudited)         2004
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                            $   9,027,475    $  14,402,597
Net realized gain (loss) on investment
  and foreign currency transactions                   (988,494)       3,225,907
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                (3,331,218)       2,816,634
                                                 -------------    -------------
Net increase in net assets
  from operations                                    4,707,763       20,445,138
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                             (969,679)      (2,175,102)
  Class B                                             (808,219)      (2,309,764)
  Class C                                             (244,922)        (633,482)
  Advisor Class                                     (7,188,302)     (11,331,550)
  Class R                                                 (250)            (450)
  Class K                                                  (60)              -0-
  Class I                                                  (65)              -0-
Net realized gain on investment
  transactions
  Class A                                                   -0-      (1,348,611)
  Class B                                                   -0-      (1,909,068)
  Class C                                                   -0-        (511,130)
  Advisor Class                                             -0-      (5,670,270)
  Class R                                                   -0-            (214)
CAPITAL STOCK TRANSACTIONS
Net increase                                       130,727,526        8,556,559
                                                 -------------    -------------
Total increase                                     126,223,792        3,112,056
NET ASSETS
Beginning of period                                452,126,609      449,014,553
                                                 -------------    -------------
End of period (including distributions in
  excess of net investment income of
  ($2,532,667) and ($2,348,644),
  respectively)                                  $ 578,350,401    $ 452,126,609
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   23


NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (unaudited)

NOTE A
SIGNIFICANT ACCOUNTING POLICIES

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Quality Bond Portfolio. The Quality Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.


_______________________________________________________________________________
24   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO



In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   25



Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined


_______________________________________________________________________________
26   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO



in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .55% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis .98%, 1.68%, 1.68%, .68%, 1.18%, ..93% and .68% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended April 30, 2005, such waiver amounted to $275,386.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2005, the Adviser voluntarily agreed to waive its fees for services. Such waiver amounted to $44,500.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $545,863 for the six months ended April 30, 2005.

For the six months ended April 30, 2005, the Portfolio's expenses were reduced by $2,840 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $2,123 from the sale of Class A shares and


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   27



received $1,581, $63,120 and $1,725, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2005.

NOTE C
DISTRIBUTION SERVICES AGREEMENT

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50 of 1% of the Portfolio's average daily net assets attributable to Class R shares, and .25 of 1% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $262,326, $383,424, $351 and $5 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D
INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2005, were as follows:

                                                  Purchases          Sales
                                               ==============   ==============
Investment securities (excluding U.S.
  government securities)                       $  183,697,828   $   82,762,378
U.S. government securities                      1,535,188,449    1,519,426,521

The cost of investments for federal income tax purposes, was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swaps and foreign currency transactions) are as follows:

Gross unrealized appreciation                                   $    5,551,914
Gross unrealized depreciation                                       (1,954,089)
                                                                --------------
Net unrealized appreciation                                     $    3,597,825
                                                                ==============


_______________________________________________________________________________
28   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO



1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

3. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   29



Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.


_______________________________________________________________________________
30   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO



At April 30, 2005, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $14,000,000, with net unrealized depreciation of $268,371 with a term of 5 years, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

NOTE E
SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with AG Edwards &Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of April 30, 2005, the Portfolio had loaned securities with a value of $131,688,238 and received cash collateral which was invested in short-term securities valued at $135,386,584 as included in the accompanying portfolio of investments. For the six months ended April 30, 2005, the Portfolio earned fee income of $98,304 which is included in the accompanying statement of operations.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   31



NOTE F
Capital Stock
There are 21,000,000,000 shares of $.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                          Amount
                 ------------------------------  ------------------------------
                 Six Months Ended    Year Ended  Six Months Ended    Year Ended
                   April 30, 2005   October 31,    April 30, 2005   October 31,
                      (unaudited)          2004       (unaudited)          2004
--------------------------------------------------------------------------------
Class A
Shares sold               768,430     1,375,400     $   7,963,146 $  14,301,333
Shares issued in
  reinvestment of
  dividends and
  distributions            82,436       296,232           853,913     3,081,949
Shares converted
  from Class B            192,407       253,309         1,982,039     2,633,099
Shares redeemed          (818,443)   (2,942,203)       (8,470,008)  (30,605,160)
Net increase
  (decrease)              224,830    (1,017,262)    $   2,329,090 $ (10,588,779)

Class B
Shares sold               292,971     1,030,452     $   3,032,681 $  10,726,082
Shares issued in
  reinvestment of
  dividends and
  distributions            58,680       294,602           607,408     3,062,146
Shares converted
  to Class A             (192,594)     (253,544)       (1,982,039)   (2,633,099)
Shares redeemed        (1,259,379)   (3,782,457)      (13,030,550)  (39,315,080)
Net decrease           (1,100,322)   (2,710,947)    $ (11,372,500)$ (28,159,951)

Class C
Shares sold               107,709       274,647     $   1,112,070 $   2,862,489
Shares issued in
  reinvestment of
  dividends and
  distributions            10,751        51,557           111,116       534,916
Shares redeemed          (246,629)     (970,702)       (2,546,812)  (10,085,462)
Net decrease             (128,169)     (644,498)    $  (1,323,626)$  (6,688,057)


_______________________________________________________________________________
32   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


Notes to Financial Statements  (continued)

                               Shares                          Amount
                 ------------------------------  ------------------------------
                 Six Months Ended    Year Ended  Six Months Ended    Year Ended
                   April 30, 2005   October 31,    April 30, 2005   October 31,
                      (unaudited)          2004       (unaudited)          2004
--------------------------------------------------------------------------------

Advisor Class
Shares sold            13,504,990     4,711,221     $ 139,898,622 $  49,011,188
Shares issued in
  reinvestment of
  dividends and
  distributions           668,026     1,632,750         6,917,345    16,972,727
Shares redeemed          (554,177)   (1,157,388)       (5,738,666)  (12,006,589)
Net increase           13,618,839     5,186,583      $141,077,301   $53,977,326


                                    November 3,                     November 3,
                 Six Months Ended    2003(a) to  Six Months Ended    2003(a) to
                   April 30, 2005   October 31,    April 30, 2005   October 31,
                      (unaudited)          2004       (unaudited)          2004
--------------------------------------------------------------------------------
Class R
Shares sold                    16         1,522      $        167 $      15,915
Shares issued in
  reinvestment of
  dividends and
  distributions                 9            10                93           105
Shares redeemed              (300)           -0-           (3,099)           -0-
Net increase
(decrease)                   (275)        1,532     $      (2,839)$      16,020


                         March 1,                        March 1,
                       2005(a) to                      2005(a) to
                   April 30, 2005                  April 30, 2005
                      (unaudited)                     (unaudited)
--------------------------------------------------------------------------------
Class K
Shares sold                   977                   $      10,100
Net increase                  977                   $      10,100
Class I
Shares sold                   967                   $      10,000
Net increase                  967                   $      10,000

(a)  Commencement of distributions.


NOTE G
RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   33




be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2005.

NOTE I
DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending October 31, 2005 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2004, October 31, 2003, and June 30, 2003 were as follows:

                            Year Ended      July 1, 2003 to        Year Ended
                            October 31,        October 31,          June 30,
                               2004               2003*               2003
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income         $  23,211,211      $   5,455,042       $  15,322,558
  Net long-term
  capital gains               2,678,430                 -0-                 -0-
                          -------------      -------------       -------------
Total taxable
  distributions              25,889,641          5,455,042          15,322,558
                          -------------      -------------       -------------
Total distributions
  paid                    $  25,889,641      $   5,455,042       $  15,322,558
                          =============      =============       =============


_______________________________________________________________________________
34   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO



As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                             (2,545,113)(a)
Unrealized appreciation/(depreciation)                            4,299,562(b)
                                                                -----------
Total accumulated earnings/(deficit)                            $ 1,754,449(c)
                                                                ===========

(a) On October 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $2,545,113 all of which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized $1,695,749 in carryforward losses.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

*    The Portfolio changed its fiscal year end from June to October 31.

NOTE J
LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   35




   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


_______________________________________________________________________________
36   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO




Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC indicated publicly that, among other things, it was considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC issued subpoenas to the Adviser, and the NASD issued requests for information in connection with this matter and the Adviser provided documents and other information to the SEC and NASD and cooperated fully with the investigations. On June 8, 2005 the NASD announced that it had reached a settlement with the Distributor in connection with this matter. Management of the Adviser expects that the settlement has resolved both regulatory inquires described above.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   37



material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________
38   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       Class A
                            -----------------------------------------------------------------------------------------
                             Six Months
                                  Ended         Year      July 1,                                             July 1,
                              April 30,        Ended      2003 to              Year Ended June 30,         1999(c) to
                                   2005  October 31,  October 31,      ---------------------------------     June 30,
                            (unaudited)         2004      2003(a)         2003      2002(b)         2001         2000
                            -----------------------------------------------------------------------------------------
Net asset value,
beginning of period             $ 10.43      $ 10.56      $ 10.82      $ 10.25      $ 10.22      $  9.85      $ 10.00
                            -----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(d)(e)         .17          .33          .12          .33          .46          .55          .60
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                     (.10)         .15         (.25)         .66          .17          .42         (.21)
                            -----------------------------------------------------------------------------------------
Net increase (decrease) in
net asset value from
  operations                        .07          .48         (.13)         .99          .63          .97          .39
                            -----------------------------------------------------------------------------------------
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                (.17)        (.38)        (.13)        (.42)        (.46)        (.55)        (.54)
Distributions in excess of
  net investment income              -0-          -0-          -0-          -0-        (.10)        (.04)          -0-
Distributions from net
  realized gain on
  investment transactions            -0-        (.23)          -0-          -0-        (.01)        (.01)          -0-
Distributions in excess of
  net realized gain on
  investment
  transactions                       -0-          -0-          -0-          -0-        (.03)          -0-          -0-
                            -----------------------------------------------------------------------------------------
Total dividends and
  distributions                    (.17)        (.61)        (.13)        (.42)        (.60)        (.60)        (.54)
                            -----------------------------------------------------------------------------------------
Net asset value, end of
  period                        $ 10.33      $ 10.43      $ 10.56      $ 10.82      $ 10.25      $ 10.22      $  9.85
                            =========================================================================================
TOTAL RETURN
Total investment return
  based on net asset
  value(f)                          .70%        4.66%       (1.20)%       9.87%        6.23%       10.09%        4.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)               $58,579      $56,778      $68,213      $76,565      $44,852      $20,068       $5,071
Ratio to average net assets of:
  Expenses, net of
    waivers/
    reimbursements                  .98%(g)      .98%         .98%(g)      .98%         .98%         .98%         .98%(g)
  Expenses, before
    waivers/
    reimbursements                 1.10%(g)     1.26%        1.33%(g)     1.32%        1.48%        2.85%       13.10%(g)
Net investment income(e)           3.29%(g)     3.21%        2.60%(g)     3.08%        4.39%        5.49%        5.96(g)
Portfolio turnover rate             342%         658%         199%         867%         573%         385%         215%



See footnote summary on page 45.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                       Class B
                            -----------------------------------------------------------------------------------------
                             Six Months
                                  Ended         Year      July 1,                                             July 1,
                              April 30,        Ended      2003 to              Year Ended June 30,         1999(c) to
                                   2005  October 31,  October 31,      ---------------------------------     June 30,
                            (unaudited)         2004      2003(a)         2003      2002(b)         2001         2000
                            -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period           $ 10.42      $ 10.55      $ 10.81      $ 10.24      $ 10.21      $  9.84      $ 10.00
                            -----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income(d)(e)                      .13          .27          .09          .26          .38          .47          .50
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                     (.09)         .14         (.25)         .66          .16          .43         (.18)
                            -----------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations                        .04          .41         (.16)         .92          .54          .90          .32
                            -----------------------------------------------------------------------------------------
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                (.14)        (.31)        (.10)        (.35)        (.38)        (.47)        (.48)
Distributions in excess of
  net investment income              -0-          -0-          -0-          -0-        (.09)        (.05)          -0-
Distributions from net
  realized gain on
  investment
  transactions                       -0-        (.23)          -0-          -0-        (.01)        (.01)          -0-
Distributions in excess of
  net realized gain on
  investment
  transactions                       -0-          -0-          -0-          -0-        (.03)          -0-          -0-
                            -----------------------------------------------------------------------------------------
Total dividends and
  distributions                    (.14)        (.54)        (.10)        (.35)        (.51)        (.53)        (.48)
                            -----------------------------------------------------------------------------------------
Net asset value, end of
  period                        $ 10.32      $ 10.42      $ 10.55      $ 10.81      $ 10.24      $ 10.21      $  9.84
                            =========================================================================================
TOTAL RETURN
Total investment return
  based on net asset
  value(f)                          .36%        3.93%       (1.44)%       9.12%        5.52%        9.34%        3.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(000's omitted)                 $54,662      $66,635      $96,033     $113,233      $50,354      $13,960       $1,007
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                 1.68%(g)     1.68%        1.68%(g)     1.68%        1.68%        1.68%        1.68%(g)
  Expenses, before waivers/
    reimbursements                 1.83%(g)     2.00%        2.06%(g)     2.05%        2.19%        3.36%       11.29%(g)
Net investment income(e)           2.59%(g)     2.59%        2.01%(g)     2.41%        3.70%        4.82%        5.32%(g)
Portfolio turnover rate             342%         658%         199%         867%         573%         385%         215%



See footnote summary on page 45.


_______________________________________________________________________________
40   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period




                                                                       Class C
                            -----------------------------------------------------------------------------------------
                             Six Months
                                  Ended         Year      July 1,                                             July 1,
                              April 30,        Ended      2003 to              Year Ended June 30,         1999(c) to
                                   2005  October 31,  October 31,      ---------------------------------     June 30,
                            (unaudited)         2004      2003(a)         2003      2002(b)         2001         2000
                            -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period           $ 10.40      $ 10.53      $ 10.79      $ 10.23      $ 10.19      $  9.83      $ 10.00
                            -----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income(d)(e)                      .13          .27          .09          .26          .38          .48          .51
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                     (.08)         .14         (.25)         .65          .17          .41         (.20)
                            -----------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                        .05          .41         (.16)         .91          .55          .89          .31
                            -----------------------------------------------------------------------------------------
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                (.14)        (.31)        (.10)        (.35)        (.38)        (.48)        (.48)
Distributions in excess of
  net investment income              -0-          -0-          -0-          -0-        (.09)        (.04)          -0-
Distributions from net
  realized gain on
  investment
  transactions                       -0-        (.23)          -0-          -0-        (.01)        (.01)          -0-
Distributions in excess of
  net realized gain on
  investment
transactions                         -0-          -0-          -0-          -0-        (.03)          -0-          -0-
                            -----------------------------------------------------------------------------------------
Total dividends and
  distributions                    (.14)        (.54)        (.10)        (.35)        (.51)        (.53)        (.48)
                            -----------------------------------------------------------------------------------------
Net asset value, end of
  period                        $ 10.31      $ 10.40      $ 10.53      $ 10.79      $ 10.23      $ 10.19      $  9.83
                            =========================================================================================
TOTAL RETURN
Total investment return
  based on net asset
  value(f)                          .46%        3.93%       (1.44)%       9.03%        5.63%        9.25%        3.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)               $17,510      $19,008      $26,021      $26,445      $16,131       $4,315         $514
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                 1.68%(g)     1.68%        1.68%(g)     1.68%        1.68%        1.68%        1.68%(g)
  Expenses, before waivers/
    reimbursements                 1.82%(g)     1.99%        2.06%(g)     2.03%        2.19%        3.42%       11.75%(g)
Net investment income(e)           2.60%(g)     2.60%        2.03%(g)     2.41%        3.71%        4.88%        5.35%(g)
Portfolio turnover rate             342%         658%         199%         867%         573%         385%         215%



See footnote summary on page 45.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period





                                                                      Advisor Class
                                      ----------------------------------------------------------------------------
                                       Six Months
                                            Ended         Year      July 1,                             October 9,
                                        April 30,        Ended      2003 to       Year Ended June 30,   2000(h) to
                                             2005  October 31,  October 31,      --------------------     June 30,
                                      (unaudited)         2004      2003(a)         2003      2002(b)         2001
                                      ----------------------------------------------------------------------------
Net asset value,
  beginning of period                     $ 10.43      $ 10.55      $ 10.82      $ 10.25      $ 10.22      $  9.97
                                      ----------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(d)(e)                   .19          .36          .13          .36          .48          .42
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions              (.10)         .16         (.26)         .66          .18          .30
                                      ----------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations                 .09          .52         (.13)        1.02          .66          .72
                                      ----------------------------------------------------------------------------
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                     (.19)        (.41)        (.14)        (.45)        (.48)        (.42)
Distributions in excess of net
  investment income                            -0-          -0-          -0-          -0-        (.11)        (.04)
Distributions from net realized gain
  on investment transactions                   -0-        (.23)          -0-          -0-        (.01)        (.01)
Distributions in excess of
  net realized gain on
  investment transactions                      -0-          -0-          -0-          -0-        (.03)          -0-
                                      ----------------------------------------------------------------------------
Total dividends and distributions            (.19)        (.64)        (.14)        (.45)        (.63)        (.47)
                                      ----------------------------------------------------------------------------
Net asset value, end of period            $ 10.33      $ 10.43      $ 10.55      $ 10.82      $ 10.25      $ 10.22
                                      ============================================================================
TOTAL RETURN
Total investment return based on
  net asset value(f)                          .85%        5.08%       (1.19)%      10.20%        6.57%        7.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $447,566     $309,690     $258,747     $246,127     $185,071      $27,420
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            .68%(g)      .68%         .68%(g)      .68%         .68%         .68%(g)
  Expenses, before waivers/
    reimbursements                            .80%(g)      .96%        1.03%(g)     1.20%        1.20%        2.29%(g)
Net investment income(e)                     3.61%(g)     3.47%        2.87%(g)     3.39%        4.69%        5.89%(g)
Portfolio turnover rate.                      342%         658%         199%         867%         573%         385%



See footnote summary on page 45.


_______________________________________________________________________________
42   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period




                                                                                        Class R
                                                                            ---------------------------
                                                                                Six Months  November 3,
                                                                                     Ended   2003(h) to
                                                                            April 30, 2005  October 31,
                                                                               (unaudited)         2004
                                                                            ---------------------------
Net asset value, beginning of period                                               $ 10.42      $ 10.53
                                                                            ---------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(e)                                                            .16          .33
Net realized and unrealized gain (loss) on investment transactions                    (.09)         .15
                                                                            ---------------------------
Net increase in net asset value from operations                                        .07          .48
                                                                            ---------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                  (.16)        (.36)
Distributions from net realized gain on investment transactions                         -0-        (.23)
                                                                            ---------------------------
Total dividends and distributions                                                     (.16)        (.59)
                                                                            ---------------------------
Net asset value, end of period                                                     $ 10.33      $ 10.42
                                                                            ===========================
TOTAL RETURN
Total investment return based based on net asset value(f)                              .70%        4.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                              $13          $16
RATIO TO AVERAGE NET ASSETS OF:
  Expenses, net of waivers/reimbursements(g)                                          1.18%        1.18%
  Expenses, before waivers/reimbursements(g)                                          1.24%        1.45%
  Net investment income(e)(g)                                                         3.08%        2.98%
Portfolio turnover rate                                                                342%         658%




See footnote summary on page 45.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   43


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period




                                                                   -----------
                                                                      Class K
                                                                   -----------
                                                                      March 1,
                                                                    2005(h) to
                                                                     April 30,
                                                                          2005
                                                                   (unaudited)
                                                                   -----------
Net asset value, beginning of period                                   $ 10.34
                                                                   -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(e)                                                .06
Net realized and unrealized gain (loss) on investment transactions          -0-
                                                                   -----------
Net increase in net asset value from operations                            .06
                                                                   -----------
LESS: DIVIDENDS
Dividends from net investment income                                      (.06)
                                                                   -----------
Net asset value, end of period                                         $ 10.34
                                                                   ===========
TOTAL RETURN
Total investment return based on net asset value(f)                        .59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                  $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(g)                               .93%
  Expenses, before waivers/reimbursements(g)                               .93%
  Net investment income(e)(g)                                             3.48%
Portfolio turnover rate                                                    342%


See footnote summary on page 45.


_______________________________________________________________________________
44   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period




                                                                   -----------
                                                                       Class I
                                                                   -----------
                                                                      March 1,
                                                                    2005(h) to
                                                                     April 30,
                                                                          2005
                                                                   (unaudited)
                                                                   -----------
Net asset value, beginning of period                                   $ 10.34
                                                                   -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(e)                                                .07
Net realized and unrealized gain (loss) on investment transactions          -0-
                                                                   -----------
Net increase in net asset value from operations                            .07
                                                                   -----------
LESS: DIVIDENDS
Dividends from net investment income                                      (.07)
                                                                   -----------
Net asset value, end of period                                         $ 10.34
                                                                   ===========
TOTAL RETURN
Total investment return based on net asset value(f)                        .64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                  $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(g)                               .68%
  Expenses, before waivers/reimbursements(g)                               .68%
  Net investment income(e)(g)                                             3.80%
Portfolio turnover rate                                                    342%


(a)  The Portfolio changed its fiscal year end from June 30 to October 31.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealized gain on investments per share by $.05 for Class A, B and C, respectively, and by $.06 for the Advisor Class, and decrease the ratio of net investment income to average net assets from 4.93% to 4.39% for Class A, from 4.24% to 3.70% for Class B, from 4.25% to 3.71% for Class C and from 5.24% to 4.69% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(c)  Commencement of operations.

(d)  Based on average shares outstanding.

(e)  Net of fees waived and expenses reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h)  Commencement of distribution.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   45


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Alison Martier, Vice President
Greg Wilensky, Vice President
Jeffrey S. Phlegar, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110


Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105


Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public
Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team.


_______________________________________________________________________________
46   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth
Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund will merge into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO   47


NOTES


_______________________________________________________________________________
48   ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management




QBPSR0405




ITEM 2.       CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.       DESCRIPTION OF EXHIBIT

       11 (b) (1)        Certification of Principal Executive Officer
                         Pursuant to Section 302 of the Sarbanes-Oxley
                         Act of 2002

       11 (b) (2)        Certification of Principal Financial Officer
                         Pursuant to Section 302 of the Sarbanes-Oxley
                         Act of 2002

       11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:    June 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:    June 29, 2005

By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    June 29, 2005